UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010

Mirant Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16107	20-3538156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 579-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders (the “Special Meeting”) of Mirant Corporation (the “Company” or “Mirant”) was held on Monday, October 25, 2010, in Atlanta, Georgia. The following matters were submitted to a vote of the Company’s stockholders:

(1)	Votes regarding the Agreement and Plan of Merger, dated as of April 11, 2010, by and among RRI Energy, Inc. (“RRI Energy”), RRI Energy Holdings, Inc. and the Company were as follows:

			BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
109,413,852	931,653	65,485	–

(2)	Votes regarding any motion to adjourn the Mirant Special Meeting, if necessary, to solicit additional proxies were as follows:

			BROKER
FOR	AGAINST	ABSTENTIONS	NON-VOTES
100,616,042	9,683,405	111,543	–

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On October 25, 2010, Mirant and RRI Energy jointly issued a press release announcing the results of their respective special meetings of stockholders held on October 25, 2010. A copy of the press release is attached as Exhibit 99.1 hereto. The press release contains certain forward-looking statements, all of which are subject to the cautionary statement about forward-looking statements set forth therein. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and it shall not create any implication that the affairs of Mirant will have continued unchanged since such date.

In accordance with general instruction B.2 of Form 8-K, the information contained in Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is to be considered “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any Mirant filing or report with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing or report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Document

99.1	Press Release dated October 25, 2010.

Additional Information and Where to Find It

In connection with the proposed merger between RRI Energy and Mirant, RRI Energy filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of RRI Energy and Mirant and that also constitutes a prospectus of RRI Energy. The registration statement was declared effective by the SEC on September 13, 2010. RRI Energy and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from RRI Energy’s website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings,” and from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2010

Mirant Corporation

/s/ Angela M. Nagy
Angela M. Nagy Vice President and Controller (Principal Accounting Officer)

4